EXHIBIT 10 (a)

                          FIRSTSPARTAN FINANCIAL CORP.
                              EMPLOYMENT AGREEMENT

         This AGREEMENT ("Agreement") is made effective as of March 15, 2000, by and between FirstSpartan Financial Corp. (the "Holding Company"), a corporation organized under the laws of Delaware with its principal offices at 380 East Main Street, Spartanburg, South Carolina, 29304, First Federal Bank and Billy L. Painter ("Executive"). Any reference to "Institution" herein shall mean First Federal Bank or any successor thereto.

         WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

         WHEREAS, the Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

         During the period of Executive's employment hereunder, Executive agrees to serve as President and Chief Executive Officer of the Holding Company. The Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During said period, Executive also agrees to serve, if elected or appointed, as an officer or director of any subsidiary of the Holding Company.

2.       TERMS.

               (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the date of the execution of this Agreement, the term of this Agreement shall be extended for one day each day until such time as the board of directors of the Holding Company (the "Board") or Executive elects not to extend the term of the Agreement by giving written notice to the other party in accordance with Section 8 of this Agreement, in which case the term of this Agreement shall be fixed and shall end on the third anniversary of the date of such written notice.

               (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder, including activities and services related to the organization, operation and management of the Holding Company and its direct or indirect subsidiaries ("Subsidiaries") and participation in community, professional and civic organizations; provided,

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however,  that,  with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company or its Subsidiaries, or materially affect the performance of Executive's duties pursuant to this Agreement.

               (c) Notwithstanding anything in this Agreement to the contrary, Executive's employment with the Holding Company may be terminated by the Holding Company or Executive during the term of this Agreement, subject to the terms and conditions of this Agreement. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Institution, duties and responsibilities formerly performed at the Institution as part of his duties and responsibilities as President and Chief Executive Officer of the Holding Company.

3.       COMPENSATION AND REIMBURSEMENT.

               (a) The compensation specified under this Agreement shall constitute consideration paid by the Holding Company in exchange for the duties described in Section 1 of this Agreement. The Holding Company shall pay Executive, as compensation, a salary of not less than $165,000 ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any tax-qualified retirement or welfare benefit plan or any other deferred compensation arrangement maintained by the Holding Company or its Subsidiaries. Base Salary shall be payable in accordance with the Holding Company's payroll practices. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary at anytime. Any increase in Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive, at no premium cost to Executive, with all such other benefits as provided uniformly to permanent full-time employees of the Holding Company and its Subsidiaries. In addition, Executive shall be entitled to incentive compensation and bonuses as provided for under any plan or arrangement of the Holding Company or its Subsidiaries in which Executive is eligible to participate.

               (b) Executive shall be entitled to participate in any employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, or in which he begins to participate in the future, and the Holding Company and its Subsidiaries will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder, except to the extent that such changes are made applicable to all Holding Company and Institution employees eligible to participate in such plans, arrangements and perquisites on a non-discriminatory basis. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under all plans relating to stock options, restricted

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stock  awards,  stock  purchases,   pension,  thrift,  supplemental  retirement,
profit-sharing, employee stock ownership, group life insurance, medical and other health and welfare coverage, education, cash or stock bonuses that are now or hereafter made available by the Holding Company or its Subsidiaries to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company and its Subsidiaries in which Executive is eligible to participate. Nothing paid to Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

               (c) The Holding Company shall pay or reimburse Executive for all reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

               (a) Upon the occurrence of an Event of Termination (as defined below) during Executive's term of employment under this Agreement, the provisions of this Section 4 shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than termination governed by Section 5(a) of this Agreement, or for Termination for Cause, as defined in Section 7 of this Agreement; or Retirement (as defined in paragraph (e) of this Section 4); (ii) Executive's resignation from the Holding Company's employ, upon, any (A) failure to elect or reelect or to appoint or reappoint Executive as President and Chief Executive Officer, unless Executive so consents, (B) a material change in Executive's function, duties, or responsibilities with the Holding Company or its Subsidiaries, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless Executive so consents, (C) a relocation of Executive's principal place of employment by more than 25 miles from its location at the effective date of this Agreement, unless Executive so consents, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless Executive so consents, (E) a liquidation or dissolution of the Holding Company or the Institution, or (F) breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A), (B), (C),
(D), (E) or (F), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six full calendar months after the event giving rise to said right to elect.

               (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 8 of this Agreement, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, the amount of the remaining payments and benefits Executive would have earned if he had continued his employment with the Holding Company during the remaining unexpired term of this

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Agreement, based on Executive's Base Salary and benefits provided at the Date of
Termination, as set forth in Sections 3(a) and (b) of this Agreement, and the amount still due Executive under any paragraphs of Section 3 of this Agreement for services rendered through the Date of Termination. At the election of the Executive, which election is to be made prior to an Event of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to the Executive will be made on a monthly basis in approximately equal installments during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

               (c) Upon the occurrence of an Event of Termination, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan maintained by the Holding Company or its Subsidiaries to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (d) To the extent that the Holding Company or its Subsidiaries continue to offer any life, medical, health, disability or dental insurance plan or arrangement in which Executive participates in on the last day of his employment (each being a "Welfare Plan"), after an Event of Termination (as herein defined), Executive and his dependents shall continue participating in such Welfare Plans, subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his death (ii) his employment by another employer other than one of which he is the majority owner or (iii) the end of the remaining term of this Agreement. If the Holding Company or its Subsidiaries do not offer the Welfare Plans after the Event of Termination, then the Holding Company shall provide Executive with a payment equal to the actuarial value of the provision of such benefit for the period which runs until the earlier of (i) his death;
(ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement.

               (e) Termination of Executive based on "Retirement" shall mean termination in accordance with the Holding Company's or the Institution's retirement policy or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Holding Company or its Subsidiaries and other plans to which Executive is a party or a participant in accordance with the terms of the plan or arrangement.

5.       CHANGE IN CONTROL.

               (a) For purposes of this Agreement, a "Change in Control" of the Holding Company or the Institution shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations

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promulgated by the Office of Thrift Supervision (or its predecessor  agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 20% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company,
seeking   stockholder   approval  of  a  plan  of   reorganization,   merger  or
consolidation   of  the  Holding  Company  or  Institution   with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

               (b) If any of the events described in Section 5(a) of this Agreement constituting a Change in Control have occurred, or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d), (e), (f) and (g) of this Section 5 upon his termination of employment on or after the date the Change in Control occurs due to (i) Executive's dismissal at any time during the term of this Agreement, (ii) Executive's voluntary resignation for any reason on or within a sixty (60) day period following the date a Change in Control has occurred or
(iii) Executive's resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or reduction in benefits or relocation of his principal place of employment by more than 25 miles from its location immediately prior to the change in control, unless such termination is because of his death or Termination for Cause (as defined herein), at any time during the term of this Agreement.

               (c) Upon Executive's entitlement to benefits pursuant to Section 5(b) of this Agreement, the Holding Company shall pay Executive, or in the event of his subsequent death, his beneficiary

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or  beneficiaries,  or his  estate,  as the case  may be,  as  severance  pay or liquidated damages, or both, a sum equal to three (3) times Executive's average annual compensation for the most recently completed five (5) calendar years. In determining Executive's average annual compensation, annual compensation shall include Base Salary and any other taxable income, including but not limited to amounts related to the granting, vesting or exercise of restricted stock or stock option awards, commissions, bonuses, severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, as well as pension, profit sharing plan, employee stock ownership and other retirement contributions or benefits (whether or not taxable) made or accrued on behalf of Executive for such year. At the election of Executive, which election is to be made prior to a Change in Control, such payment shall be made in a lump sum (without discount for early payment) on or immediately following the Date of Termination (which may be the date a Change in Control occurs) or paid in equal monthly installments during the thirty-six (36) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the remaining thirty-six (36) month term of the Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

               (d) Upon the occurrence of a Change in Control followed by Executive's termination of employment, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan or other arrangement maintained by the Institution or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (e) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, the Holding Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Holding Company or its Subsidiaries for Executive and any of his dependents covered under such plans prior to the Change in Control. Such coverage and payments shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination. In the event Executive's participation in any such plan or program is barred, the Holding Company shall arrange to provide Executive and his dependents with benefits substantially similar to those Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or provide their economic equivalent.

6.       CHANGE OF CONTROL RELATED PROVISIONS.

               Notwithstanding Section 5 of this Agreement, for any taxable year in which the Executive shall be liable, as determined for the payment of an excise tax under Section 4999 of the Code (or any successor provision thereto), with respect to any payment in the nature of the compensation made by the Holding Company or its Subsidiaries (or for the benefit of) Executive pursuant to this Agreement or otherwise, the Holding Company shall pay to the Executive an amount determined under the following formula:

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               An amount equal to:  (E x P) + X

WHERE:

               X  =                   E x P
                             ----------------------
                             1 - [(FI x (1 - SLI)) + SLI + E + M + PO]


               E             =   the rate at which the excise tax is  assessed
                                 under Section 4999 of the Code;

               P             =   the amount with  respect to which such excise
                                 tax is assessed, determined without regard to this Section 6;

               FI            =   the highest  marginal rate of federal income,
                                 employment,  and other taxes  (other than taxes
                                 imposed   under   Section  4999  of  the  Code)
                                 applicable to Executive for the taxable year in
                                 question  (including any effective  increase in
                                 Executive's   tax  rate   attributable  to  the
                                 disallowance of any deduction); and

               SLI           =   the  sum of the  highest  marginal  rates  of
                                 income and payroll tax  applicable to Executive
                                 under  applicable  state and local laws for the
                                 taxable   year  in  question   (including   any
                                 effective  increase  in  Executive's  tax  rate
                                 attributable   to  the   disallowance   of  any
                                 deduction); and

               M             =   highest marginal rate of Medicare tax; and

               PO            =   adjustment  for  phase  out  of or  loss  of
                                 deduction, personal exemption or other similar items.

               (a) With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this
Section 6 or otherwise and on which an excise tax under Section 4999 of the Code may or will be assessed, the payment determined under Section 6 shall be made to Executive on the earliest of (i) the date the Holding Company is required to withhold such tax, (ii) the date the tax is required to be paid by Executive, or
(iii) at the time of the Change in Control. It is the intention of the parties that the Holding Company provide Executive with a full tax gross-up under the provisions of this Section 6, so that on a net after-tax basis, the result to Executive shall be the same as if the excise tax under Section 4999 (or any successor provisions) of the Code had not been imposed. The tax gross-up may be adjusted if alternative minimum tax rules are applicable to Executive.

               (b) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excess parachute payment as defined in Section 4999 of the Code, reduced as described above, is more than the amount determined as "P", above (such greater amount being hereafter referred to as the "Determinative Excess Parachute Payment"), then the Holding Company's independent

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accountants  shall determine the amount (the "Adjustment  Amount"),  the Holding
Company must pay to Executive, in order to put Executive (or the Holding Company, as the case may be) in the same position as Executive (or the Holding Company, as the case may be) would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for Executive or refunded to Executive or for Executive's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Holding Company shall pay the Adjustment Amount to Executive.

               (c) In each calendar year that Executive receives payments or benefits under this Agreement, Executive shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Holding Company as described above. The Holding Company shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which Executive incurs as a result of so reporting such information. Executive shall promptly notify the Holding Company in writing whenever Executive receives notice of the Institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Agreement is being reviewed or is in dispute. The Holding Company shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Holding Company may have in connection therewith without prior consent to the Holding Company.

7.       TERMINATION FOR CAUSE.

         The term "Termination for Cause" shall mean termination because of Executive's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by an affirmative vote of not less than a majority of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 8 of this Agreement through the Date of Termination, stock options granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any

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stock benefit plan of the Holding Company or its Subsidiaries  vest. At the Date of Termination, such stock options and any such unvested stock awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination for Cause.

8.       NOTICE.

               (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

               (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

               (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.       POST-TERMINATION OBLIGATIONS.

         All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with this Section 9 for one (1) full year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Holding Company. Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.
                                        9

10.    NON-COMPETITION AND NON-DISCLOSURE.

               (a) Upon any termination of Executive's employment hereunder pursuant to Section 4 of this Agreement, Executive agrees not to compete with the Holding Company or its Subsidiaries for a period of one (1) year following such termination in any city, town or county in which the Executive's normal business office is located and the Holding Company or any of its Subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Holding Company or its Subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Holding Company or its Subsidiaries, its business and property in the event of Executive's breach of this subsection 10(a) agree that in the event of any such breach by Executive, the Holding Company or its Subsidiaries, will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 7 of this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Holding Company or its Subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Holding Company or its Subsidiaries from pursuing any other remedies available to the Holding Company or its Subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

               (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and its Subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Holding Company and its Subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Holding Company and its Subsidiaries thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or its Subsidiaries or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

11.      SOURCE OF PAYMENTS.

               (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to
Section 11(b) of this Agreement.

               (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under an employment agreement in effect between Executive and the Institution, such compensation payments and benefits paid by the Institution will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement. Payments pursuant to this Agreement and the Institution Agreement shall be allocated in proportion to the level of activity and the time expended on such activities by the Executive as determined by the Holding Company and the Institution on a quarterly basis.

12.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

               This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

13.      NO ATTACHMENT.

               (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

               (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

14.      MODIFICATION AND WAIVER.

               (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

               (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

15.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

16.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

17.      GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

18.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Institution, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

19.      PAYMENT OF LEGAL FEES.

         All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Holding Company, if Executive is successful pursuant to a legal judgment, arbitration or settlement.

20.      INDEMNIFICATION.

               (a) The Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

               (b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359 and any rules or regulations promulgated thereunder.

21.      SUCCESSOR TO THE HOLDING COMPANY.

         The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Institution or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES


         IN WITNESS  WHEREOF,  FirstSpartan  Financial  Corp.  has  caused  this
Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 20th day of March, 2000.


ATTEST:                             FIRSTSPARTAN FINANCIAL CORP.



/s/ R. Lamar Simpson                 By:  /s/ Robert R. Odom
---------------------                     ------------------
R. LAMAR SIMPSON                          ROBERT R. ODOM
                                          For the Entire Board of Directors




                 [SEAL]


WITNESS:                            EXECUTIVE



/s/ Kelley Theus                    By:   /s/ Billy L. Painter
-----------------------------             --------------------
KELLEY THEUS                              BILLY L.PAINTER
                                          President and Chief Executive Officer

                                                                   EXHIBIT 10(b)
                          FIRSTSPARTAN FINANCIAL CORP.
                              EMPLOYMENT AGREEMENT


         This AGREEMENT ("Agreement") is made effective as of March 15, 2000, by and between FirstSpartan Financial Corp. (the "Holding Company"), a corporation organized under the laws of Delaware with its principal offices at 380 East Main Street, Spartanburg, South Carolina, 29304, First Federal Bank and Hugh H. Brantley ("Executive"). Any reference to "Institution" herein shall mean First Federal Bank or any successor thereto.

         WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

         WHEREAS, the Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

         During the period of Executive's employment hereunder, Executive agrees to serve as Senior Vice President of the Holding Company. The Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During said period, Executive also agrees to serve, if elected or appointed, as an officer or director of any subsidiary of the Holding Company.

2.       TERMS.

               (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the date of the execution of this Agreement, the term of this Agreement shall be extended for one day each day until such time as the board of directors of the Holding Company (the "Board") or Executive elects not to extend the term of the Agreement by giving written notice to the other party in accordance with Section 8 of this Agreement, in which case the term of this Agreement shall be fixed and shall end on the third anniversary of the date of such written notice.

               (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder, including activities and services related to the organization, operation and management of the Holding Company and its direct or indirect subsidiaries ("Subsidiaries") and participation in community, professional and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company or its Subsidiaries, or materially affect the performance of Executive's duties pursuant to this Agreement.

               (c) Notwithstanding anything in this Agreement to the contrary, Executive's employment with the Holding Company may be terminated by the Holding Company or Executive during the term of this Agreement, subject to the terms and conditions of this Agreement. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Institution, duties and responsibilities formerly performed at the Institution as part of his duties and responsibilities as Senior Vice President of the Holding Company.

3.       COMPENSATION AND REIMBURSEMENT.

               (a) The compensation specified under this Agreement shall constitute consideration paid by the Holding Company in exchange for the duties described in Section 1 of this Agreement. The Holding Company shall pay Executive, as compensation, a salary of not less than $102,629 ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any tax-qualified retirement or welfare benefit plan or any other deferred compensation arrangement maintained by the Holding Company or its Subsidiaries. Base Salary shall be payable in accordance with the Holding Company's payroll practices. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary at anytime. Any increase in Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive, at no premium cost to Executive, with all such other benefits as provided uniformly to permanent full-time employees of the Holding Company and its Subsidiaries. In addition, Executive shall be entitled to incentive compensation and bonuses as provided for under any plan or arrangement of the Holding Company or its Subsidiaries in which Executive is eligible to participate.

               (b) Executive shall be entitled to participate in any employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, or in which he begins to participate in the future, and the Holding Company and its Subsidiaries will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder, except to the extent that such changes are made applicable to all Holding Company and Institution employees eligible to participate in such plans, arrangements and perquisites on a non-discriminatory basis. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under all plans relating to stock options, restricted stock awards, stock purchases, pension, thrift, supplemental retirement, profit-sharing, employee stock ownership, group life insurance, medical and other health and welfare coverage, education, cash or stock bonuses that are now or hereafter made available by the Holding Company or its Subsidiaries to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company and its Subsidiaries in which Executive is eligible to participate. Nothing paid to Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

               (c) The Holding Company shall pay or reimburse Executive for all reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

               (a) Upon the occurrence of an Event of Termination (as defined below) during Executive's term of employment under this Agreement, the provisions of this Section 4 shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than termination governed by Section 5(a) of this Agreement, or for Termination for Cause, as defined in Section 7 of this Agreement; or Retirement (as defined in paragraph (e) of this Section 4); (ii) Executive's resignation from the Holding Company's employ, upon, any (A) failure to elect or reelect or to appoint or reappoint Executive as Senior Vice President, unless Executive so consents, (B) a material change in Executive's function, duties, or responsibilities with the Holding Company or its Subsidiaries, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless Executive so consents, (C) a relocation of Executive's principal place of employment by more than 25 miles from its location at the effective date of this Agreement, unless Executive so consents, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless Executive so consents, (E) a liquidation or dissolution of the Holding Company or the Institution, or (F) breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A), (B), (C),
(D), (E) or (F), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six full calendar months after the event giving rise to said right to elect.

               (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 8 of this Agreement, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, the amount of the remaining payments and benefits Executive would have earned if he had continued his employment with the Holding Company during the remaining unexpired term of this

Agreement, based on Executive's Base Salary and benefits provided at the Date of Termination, as set forth in Sections 3(a) and (b) of this Agreement, and the amount still due Executive under any paragraphs of Section 3 of this Agreement for services rendered through the Date of Termination. At the election of the Executive, which election is to be made prior to an Event of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to the Executive will be made on a monthly basis in approximately equal installments during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

               (c) Upon the occurrence of an Event of Termination, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan maintained by the Holding Company or its Subsidiaries to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (d) To the extent that the Holding Company or its Subsidiaries continue to offer any life, medical, health, disability or dental insurance plan or arrangement in which Executive participates in on the last day of his employment (each being a "Welfare Plan"), after an Event of Termination (as herein defined), Executive and his dependents shall continue participating in such Welfare Plans, subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his death (ii) his employment by another employer other than one of which he is the majority owner or (iii) the end of the remaining term of this Agreement. If the Holding Company or its Subsidiaries do not offer the Welfare Plans after the Event of Termination, then the Holding Company shall provide Executive with a payment equal to the actuarial value of the provision of such benefit for the period which runs until the earlier of (i) his death;
(ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement.

               (e) Termination of Executive based on "Retirement" shall mean termination in accordance with the Holding Company's or the Institution's retirement policy or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Holding Company or its Subsidiaries and other plans to which Executive is a party or a participant in accordance with the terms of the plan or arrangement.

5.             CHANGE IN CONTROL.

               (a) For purposes of this Agreement, a "Change in Control" of the Holding Company or the Institution shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations
promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 20% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or
consolidation   of  the  Holding  Company  or  Institution   with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

               (b) If any of the events described in Section 5(a) of this Agreement constituting a Change in Control have occurred, or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d), (e), (f) and (g) of this Section 5 upon his termination of employment on or after the date the Change in Control occurs due to (i) Executive's dismissal at any time during the term of this Agreement, (ii) Executive's voluntary resignation for any reason on or within a sixty (60) day period following the date a Change in Control has occurred or
(iii) Executive's resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or reduction in benefits or relocation of his principal place of employment by more than 25 miles from its location immediately prior to the change in control, unless such termination is because of his death or Termination for Cause (as defined herein), at any time during the term of this Agreement.

               (c) Upon Executive's entitlement to benefits pursuant to Section 5(b) of this Agreement, the Holding Company shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to three (3) times Executive's average annual compensation for the most recently completed five (5) calendar years. In determining Executive's average annual compensation, annual compensation shall include Base Salary and any other taxable income, including but not limited to amounts related to the granting, vesting or exercise of restricted stock or stock option awards, commissions, bonuses, severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, as well as pension, profit sharing plan, employee stock ownership and other retirement contributions or benefits (whether or not taxable) made or accrued on behalf of Executive for such year. At the election of Executive, which election is to be made prior to a Change in Control, such payment shall be made in a lump sum (without discount for early payment) on or immediately following the Date of Termination (which may be the date a Change in Control occurs) or paid in equal monthly installments during the thirty-six (36) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the remaining thirty-six (36) month term of the Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

               (d) Upon the occurrence of a Change in Control followed by Executive's termination of employment, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan or other arrangement maintained by the Institution or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (e) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, the Holding Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Holding Company or its Subsidiaries for Executive and any of his dependents covered under such plans prior to the Change in Control. Such coverage and payments shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination. In the event Executive's participation in any such plan or program is barred, the Holding Company shall arrange to provide Executive and his dependents with benefits substantially similar to those Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or provide their economic equivalent.

6.       CHANGE OF CONTROL RELATED PROVISIONS.

         Notwithstanding Section 5 of this Agreement, for any taxable year in which the Executive shall be liable, as determined for the payment of an excise tax under Section 4999 of the Code (or any successor provision thereto), with respect to any payment in the nature of the compensation made by the Holding Company or its Subsidiaries (or for the benefit of) Executive pursuant to this Agreement or otherwise, the Holding Company shall pay to the Executive an amount determined under the following formula:

               An amount equal to:  (E x P) + X

WHERE:

               X  =                   E x P
                             ----------------------
                             1 - [(FI x (1 - SLI)) + SLI + E + M + PO]


               E           =     the rate at which the excise tax is  assessed
                                 under Section 4999 of the Code;

               P             =   the amount with  respect to which such excise
                                 tax is assessed, determined without regard to this Section 6;

               FI            =   the highest  marginal rate of federal income,
                                 employment,  and other taxes  (other than taxes
                                 imposed   under   Section  4999  of  the  Code)
                                 applicable to Executive for the taxable year in
                                 question  (including any effective  increase in
                                 Executive's   tax  rate   attributable  to  the
                                 disallowance of any deduction); and

               SLI           =   the  sum of the  highest  marginal  rates  of
                                 income and payroll tax  applicable to Executive
                                 under  applicable  state and local laws for the
                                 taxable   year  in  question   (including   any
                                 effective  increase  in  Executive's  tax  rate
                                 attributable   to  the   disallowance   of  any
                                 deduction); and

               M             =   highest marginal rate of Medicare tax; and

               PO            =   adjustment  for  phase  out  of or  loss  of
                                 deduction, personal exemption or other similar items.

               (a) With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this
Section 6 or otherwise and on which an excise tax under Section 4999 of the Code may or will be assessed, the payment determined under Section 6 shall be made to Executive on the earliest of (i) the date the Holding Company is required to withhold such tax, (ii) the date the tax is required to be paid by Executive, or
(iii) at the time of the Change in Control. It is the intention of the parties that the Holding Company provide Executive with a full tax gross-up under the provisions of this Section 6, so that on a net after-tax basis, the result to Executive shall be the same as if the excise tax under Section 4999 (or any successor provisions) of the Code had not been imposed. The tax gross-up may be adjusted if alternative minimum tax rules are applicable to Executive.

               (b) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excess parachute payment as defined in Section 4999 of the Code, reduced as described above, is more than the amount determined as "P", above (such greater amount being hereafter referred to as the "Determinative Excess Parachute Payment"), then the Holding Company's independent accountants shall determine the amount (the "Adjustment Amount"), the Holding Company must pay to Executive, in order to put Executive (or the Holding Company, as the case may be) in the same position as Executive (or the Holding Company, as the case may be) would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for Executive or refunded to Executive or for Executive's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Holding Company shall pay the Adjustment Amount to Executive.

               (c) In each calendar year that Executive receives payments or benefits under this Agreement, Executive shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Holding Company as described above. The Holding Company shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which Executive incurs as a result of so reporting such information. Executive shall promptly notify the Holding Company in writing whenever Executive receives notice of the Institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Agreement is being reviewed or is in dispute. The Holding Company shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Holding Company may have in connection therewith without prior consent to the Holding Company.

7.       TERMINATION FOR CAUSE.

         The term "Termination for Cause" shall mean termination because of Executive's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by an affirmative vote of not less than a majority of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 8 of this Agreement through the Date of Termination, stock options granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Holding Company or its Subsidiaries vest. At the Date of Termination, such stock options and any such unvested stock awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination for Cause.

8.       NOTICE.

               (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

               (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

               (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.       POST-TERMINATION OBLIGATIONS.

               All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with this Section 9 for one (1) full year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Holding Company. Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10.      NON-COMPETITION AND NON-DISCLOSURE.

               (a) Upon any termination of Executive's employment hereunder pursuant to Section 4 of this Agreement, Executive agrees not to compete with the Holding Company or its Subsidiaries for a period of one (1) year following such termination in any city, town or county in which the Executive's normal business office is located and the Holding Company or any of its Subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Holding Company or its Subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Holding Company or its Subsidiaries, its business and property in the event of Executive's breach of this subsection 10(a) agree that in the event of any such breach by Executive, the Holding Company or its Subsidiaries, will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 7 of this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Holding Company or its Subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Holding Company or its Subsidiaries from pursuing any other remedies available to the Holding Company or its Subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

               (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and its Subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Holding Company and its Subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Holding Company and its Subsidiaries thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or its Subsidiaries or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

11.      SOURCE OF PAYMENTS.

               (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to
Section 11(b) of this Agreement.

               (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under an employment agreement in effect between Executive and the Institution, such compensation payments and benefits paid by the Institution will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement. Payments pursuant to this Agreement and the Institution Agreement shall be allocated in proportion to the level of activity and the time expended on such activities by the Executive as determined by the Holding Company and the Institution on a quarterly basis.

12.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

         This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

13.      NO ATTACHMENT.

               (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

               (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

14.      MODIFICATION AND WAIVER.

               (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

               (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate
                                       11
only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

15.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

16.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

17.      GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

18.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Institution, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

19.      PAYMENT OF LEGAL FEES.

         All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Holding Company, if Executive is successful pursuant to a legal judgment, arbitration or settlement.

20.      INDEMNIFICATION.

               (a) The Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

               (b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359 and any rules or regulations promulgated thereunder.

21.      SUCCESSOR TO THE HOLDING COMPANY.

         The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Institution or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES


         IN WITNESS  WHEREOF,  FirstSpartan  Financial  Corp.  has  caused  this
Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 20th day of March, 2000.


ATTEST:                                  FIRSTSPARTAN FINANCIAL CORP.



/s/ R. Lamar Simpson                     By:  /s/ Billy L. Painter
---------------------                         --------------------
R.LAMAR SIMPSON                               BILLY L. PAINTER
                                              For the Entire Board of Directors




           [SEAL]


WITNESS:                                 EXECUTIVE



/s/ R. Lamar Simpson                     By:  /s/ Hugh H. Brantley
---------------------                         --------------------
R.LAMAR SIMPSON                               HUGH H. BRANTLEY
                                              Senior Vice President

                                                                  Exhibit 10 (c)


                          FIRSTSPARTAN FINANCIAL CORP.
                              EMPLOYMENT AGREEMENT


         This AGREEMENT ("Agreement") is made effective as of March 15, 2000, by and between FirstSpartan Financial Corp. (the "Holding Company"), a corporation organized under the laws of Delaware with its principal offices at 380 East Main Street, Spartanburg, South Carolina, 29304, First Federal Bank and J. Stephen Sinclair ("Executive"). Any reference to "Institution" herein shall mean First Federal Bank or any successor thereto.

         WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

         WHEREAS, the Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.
         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

               During the period of Executive's employment hereunder, Executive agrees to serve as Senior Vice President of the Holding Company. The Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During said period, Executive also agrees to serve, if elected or appointed, as an officer or director of any subsidiary of the Holding Company.

2.       TERMS.

               (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the date of the execution of this Agreement, the term of this Agreement shall be extended for one day each day until such time as the board of directors of the Holding Company (the "Board") or Executive elects not to extend the term of the Agreement by giving written notice to the other party in accordance with Section 8 of this Agreement, in which case the term of this Agreement shall be fixed and shall end on the third anniversary of the date of such written notice.

               (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder, including activities and services related to the organization, operation and management of the Holding Company and its direct or indirect subsidiaries ("Subsidiaries") and participation in community, professional and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company or its Subsidiaries, or materially affect the performance of Executive's duties pursuant to this Agreement.

               (c) Notwithstanding anything in this Agreement to the contrary, Executive's employment with the Holding Company may be terminated by the Holding Company or Executive during the term of this Agreement, subject to the terms and conditions of this Agreement. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Institution, duties and responsibilities formerly performed at the Institution as part of his duties and responsibilities as Senior Vice President of the Holding Company.

3.       COMPENSATION AND REIMBURSEMENT.

               (a) The compensation specified under this Agreement shall constitute consideration paid by the Holding Company in exchange for the duties described in Section 1 of this Agreement. The Holding Company shall pay Executive, as compensation, a salary of not less than $101,506 ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any tax-qualified retirement or welfare benefit plan or any other deferred compensation arrangement maintained by the Holding Company or its Subsidiaries. Base Salary shall be payable in accordance with the Holding Company's payroll practices. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary at anytime. Any increase in Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive, at no premium cost to Executive, with all such other benefits as provided uniformly to permanent full-time employees of the Holding Company and its Subsidiaries. In addition, Executive shall be entitled to incentive compensation and bonuses as provided for under any plan or arrangement of the Holding Company or its Subsidiaries in which Executive is eligible to participate.

               (b) Executive shall be entitled to participate in any employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, or in which he begins to participate in the future, and the Holding Company and its Subsidiaries will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder, except to the extent that such changes are made applicable to all Holding Company and Institution employees eligible to participate in such plans, arrangements and perquisites on a non-discriminatory basis. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under all plans relating to stock options, restricted stock awards, stock purchases, pension, thrift, supplemental retirement, profit-sharing, employee stock ownership, group life insurance, medical and other health and welfare coverage, education, cash or stock bonuses that are now or hereafter made available by the Holding Company or its Subsidiaries to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company and its Subsidiaries in which Executive is eligible to participate. Nothing paid to Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

               (c) The Holding Company shall pay or reimburse Executive for all reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

               (a) Upon the occurrence of an Event of Termination (as defined below) during Executive's term of employment under this Agreement, the provisions of this Section 4 shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than termination governed by Section 5(a) of this Agreement, or for Termination for Cause, as defined in Section 7 of this Agreement; or Retirement (as defined in paragraph (e) of this Section 4); (ii) Executive's resignation from the Holding Company's employ, upon, any (A) failure to elect or reelect or to appoint or reappoint Executive as Senior Vice President, unless Executive so consents, (B) a material change in Executive's function, duties, or responsibilities with the Holding Company or its Subsidiaries, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless Executive so consents, (C) a relocation of Executive's principal place of employment by more than 25 miles from its location at the effective date of this Agreement, unless Executive so consents, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless Executive so consents, (E) a liquidation or dissolution of the Holding Company or the Institution, or (F) breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A), (B), (C),
(D), (E) or (F), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six full calendar months after the event giving rise to said right to elect.

               (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 8 of this Agreement, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, the amount of the remaining payments and benefits Executive would have earned if he had continued his employment with the Holding Company during the remaining unexpired term of this

Agreement, based on Executive's Base Salary and benefits provided at the Date of Termination, as set forth in Sections 3(a) and (b) of this Agreement, and the amount still due Executive under any paragraphs of Section 3 of this Agreement for services rendered through the Date of Termination. At the election of the Executive, which election is to be made prior to an Event of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to the Executive will be made on a monthly basis in approximately equal installments during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

               (c) Upon the occurrence of an Event of Termination, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan maintained by the Holding Company or its Subsidiaries to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (d) To the extent that the Holding Company or its Subsidiaries continue to offer any life, medical, health, disability or dental insurance plan or arrangement in which Executive participates in on the last day of his employment (each being a "Welfare Plan"), after an Event of Termination (as herein defined), Executive and his dependents shall continue participating in such Welfare Plans, subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his death (ii) his employment by another employer other than one of which he is the majority owner or (iii) the end of the remaining term of this Agreement. If the Holding Company or its Subsidiaries do not offer the Welfare Plans after the Event of Termination, then the Holding Company shall provide Executive with a payment equal to the actuarial value of the provision of such benefit for the period which runs until the earlier of (i) his death;
(ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement.

               (e) Termination of Executive based on "Retirement" shall mean termination in accordance with the Holding Company's or the Institution's retirement policy or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Holding Company or its Subsidiaries and other plans to which Executive is a party or a participant in accordance with the terms of the plan or arrangement.

5.       CHANGE IN CONTROL.

               (a) For purposes of this Agreement, a "Change in Control" of the Holding Company or the Institution shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations
promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 20% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or
consolidation   of  the  Holding  Company  or  Institution   with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

               (b) If any of the events described in Section 5(a) of this Agreement constituting a Change in Control have occurred, or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d), (e), (f) and (g) of this Section 5 upon his termination of employment on or after the date the Change in Control occurs due to (i) Executive's dismissal at any time during the term of this Agreement, (ii) Executive's voluntary resignation for any reason on or within a sixty (60) day period following the date a Change in Control has occurred or
(iii) Executive's resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or reduction in benefits or relocation of his principal place of employment by more than 25 miles from its location immediately prior to the change in control, unless such termination is because of his death or Termination for Cause (as defined herein), at any time during the term of this Agreement.

               (c) Upon Executive's entitlement to benefits pursuant to Section 5(b) of this Agreement, the Holding Company shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to three (3) times Executive's average annual compensation for the most recently completed five (5) calendar years. In determining Executive's average annual compensation, annual compensation shall include Base Salary and any other taxable income, including but not limited to amounts related to the granting, vesting or exercise of restricted stock or stock option awards, commissions, bonuses, severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, as well as pension, profit sharing plan, employee stock ownership and other retirement contributions or benefits (whether or not taxable) made or accrued on behalf of Executive for such year. At the election of Executive, which election is to be made prior to a Change in Control, such payment shall be made in a lump sum (without discount for early payment) on or immediately following the Date of Termination (which may be the date a Change in Control occurs) or paid in equal monthly installments during the thirty-six (36) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the remaining thirty-six (36) month term of the Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

               (d) Upon the occurrence of a Change in Control followed by Executive's termination of employment, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan or other arrangement maintained by the Institution or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (e) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, the Holding Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Holding Company or its Subsidiaries for Executive and any of his dependents covered under such plans prior to the Change in Control. Such coverage and payments shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination. In the event Executive's participation in any such plan or program is barred, the Holding Company shall arrange to provide Executive and his dependents with benefits substantially similar to those Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or provide their economic equivalent.

6.       CHANGE OF CONTROL RELATED PROVISIONS.

         Notwithstanding Section 5 of this Agreement, for any taxable year in which the Executive shall be liable, as determined for the payment of an excise tax under Section 4999 of the Code (or any successor provision thereto), with respect to any payment in the nature of the compensation made by the Holding Company or its Subsidiaries (or for the benefit of) Executive pursuant to this Agreement or otherwise, the Holding Company shall pay to the Executive an amount determined under the following formula:

               An amount equal to:  (E x P) + X

WHERE:

               X  =                   E x P
                             ----------------------
                             1 - [(FI x (1 - SLI)) + SLI + E + M + PO]


               E             =   the rate at which the excise tax is  assessed
                                 under Section 4999 of the Code;

               P             =   the amount with  respect to which such excise
                                 tax is assessed, determined without regard to this Section 6;

               FI            =   the highest  marginal rate of federal income,
                                 employment,  and other taxes  (other than taxes
                                 imposed   under   Section  4999  of  the  Code)
                                 applicable to Executive for the taxable year in
                                 question  (including any effective  increase in
                                 Executive's   tax  rate   attributable  to  the
                                 disallowance of any deduction); and

               SLI           =   the  sum of the  highest  marginal  rates  of
                                 income and payroll tax  applicable to Executive
                                 under  applicable  state and local laws for the
                                 taxable   year  in  question   (including   any
                                 effective  increase  in  Executive's  tax  rate
                                 attributable   to  the   disallowance   of  any
                                 deduction); and

               M             =   highest marginal rate of Medicare tax; and

               PO            =   adjustment  for  phase  out  of or  loss  of
                                 deduction, personal exemption or other similar items.

               (a) With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this
Section 6 or otherwise and on which an excise tax under Section 4999 of the Code may or will be assessed, the payment determined under Section 6 shall be made to Executive on the earliest of (i) the date the Holding Company is required to withhold such tax, (ii) the date the tax is required to be paid by Executive, or
(iii) at the time of the Change in Control. It is the intention of the parties that the Holding Company provide Executive with a full tax gross-up under the provisions of this Section 6, so that on a net after-tax basis, the result to Executive shall be the same as if the excise tax under Section 4999 (or any successor provisions) of the Code had not been imposed. The tax gross-up may be adjusted if alternative minimum tax rules are applicable to Executive.

               (b) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excess parachute payment as defined in Section 4999 of the Code, reduced as described above, is more than the amount determined as "P", above (such greater amount being hereafter referred to as the "Determinative Excess Parachute Payment"), then the Holding Company's independent accountants shall determine the amount (the "Adjustment Amount"), the Holding Company must pay to Executive, in order to put Executive (or the Holding Company, as the case may be) in the same position as Executive (or the Holding Company, as the case may be) would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for Executive or refunded to Executive or for Executive's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Holding Company shall pay the Adjustment Amount to Executive.

               (c) In each calendar year that Executive receives payments or benefits under this Agreement, Executive shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Holding Company as described above. The Holding Company shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which Executive incurs as a result of so reporting such information. Executive shall promptly notify the Holding Company in writing whenever Executive receives notice of the Institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Agreement is being reviewed or is in dispute. The Holding Company shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Holding Company may have in connection therewith without prior consent to the Holding Company.

7.       TERMINATION FOR CAUSE.

         The term "Termination for Cause" shall mean termination because of Executive's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by an affirmative vote of not less than a majority of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 8 of this Agreement through the Date of Termination, stock options granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any
                                        8
stock benefit plan of the Holding Company or its Subsidiaries vest. At the Date of Termination, such stock options and any such unvested stock awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination for Cause.

8.       NOTICE.

               (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

               (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

               (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.       POST-TERMINATION OBLIGATIONS.

         All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with this Section 9 for one (1) full year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Holding Company. Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10.      NON-COMPETITION AND NON-DISCLOSURE.

               (a) Upon any termination of Executive's employment hereunder pursuant to Section 4 of this Agreement, Executive agrees not to compete with the Holding Company or its Subsidiaries for a period of one (1) year following such termination in any city, town or county in which the Executive's normal business office is located and the Holding Company or any of its Subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Holding Company or its Subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Holding Company or its Subsidiaries, its business and property in the event of Executive's breach of this subsection 10(a) agree that in the event of any such breach by Executive, the Holding Company or its Subsidiaries, will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 7 of this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Holding Company or its Subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Holding Company or its Subsidiaries from pursuing any other remedies available to the Holding Company or its Subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

               (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and its Subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Holding Company and its Subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Holding Company and its Subsidiaries thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or its Subsidiaries or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

11.      SOURCE OF PAYMENTS.

               (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to
Section 11(b) of this Agreement.

               (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under an employment agreement in effect between Executive and the Institution, such compensation payments and benefits paid by the Institution will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement. Payments pursuant to this Agreement and the Institution Agreement shall be allocated in proportion to the level of activity and the time expended on such activities by the Executive as determined by the Holding Company and the Institution on a quarterly basis.

12.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

         This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

13.      NO ATTACHMENT.

               (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

               (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

14.      MODIFICATION AND WAIVER.

               (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

               (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

15.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

16.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

17.      GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

18.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Institution, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

19.      PAYMENT OF LEGAL FEES.

         All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Holding Company, if Executive is successful pursuant to a legal judgment, arbitration or settlement.

20.      INDEMNIFICATION.

               (a) The Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

               (b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359 and any rules or regulations promulgated thereunder.

21.      SUCCESSOR TO THE HOLDING COMPANY.

         The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Institution or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES


         IN WITNESS  WHEREOF,  FirstSpartan  Financial  Corp.  has  caused  this
Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 20th day of March, 2000.


ATTEST:                                  FIRSTSPARTAN FINANCIAL CORP.



/s/ R. Lamar Simpson                     By: /s/ Billy L. Painter
------------------------                     --------------------
R. LAMAR SIMPSON                             BILLY L. PAINTER
                                             For the Entire Board of Directors




                  [SEAL]


WITNESS:                                 EXECUTIVE



/s/ R. Lamar Simpson                     By: /s/ J. Stephen Sinclair
------------------------                     -----------------------
R. LAMAR SIMPSON                             J. STEPHEN SINCLAIR
                                             Senior Vice President

                                                                EXHIBIT 10 (d)


                          FIRSTSPARTAN FINANCIAL CORP.
                              EMPLOYMENT AGREEMENT


         This AGREEMENT ("Agreement") is made effective as of March 15, 2000, by and between FirstSpartan Financial Corp. (the "Holding Company"), a corporation organized under the laws of Delaware with its principal offices at 380 East Main Street, Spartanburg, South Carolina, 29304, First Federal Bank and R. Lamar Simpson ("Executive"). Any reference to "Institution" herein shall mean First Federal Bank or any successor thereto.

         WHEREAS, the Holding Company wishes to assure itself of the services of Executive for the period provided in this Agreement; and

         WHEREAS, the Executive is willing to serve in the employ of the Holding Company on a full-time basis for said period.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

         During the period of Executive's employment hereunder, Executive agrees to serve as Treasurer, Secretary and Chief Financial Officer of the Holding Company. The Executive shall render administrative and management services to the Holding Company such as are customarily performed by persons in a similar executive capacity. During said period, Executive also agrees to serve, if elected or appointed, as an officer or director of any subsidiary of the Holding Company.

2.       TERMS.

               (a) The period of Executive's employment under this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of thirty-six (36) full calendar months thereafter. Commencing on the date of the execution of this Agreement, the term of this Agreement shall be extended for one day each day until such time as the board of directors of the Holding Company (the "Board") or Executive elects not to extend the term of the Agreement by giving written notice to the other party in accordance with Section 8 of this Agreement, in which case the term of this Agreement shall be fixed and shall end on the third anniversary of the date of such written notice.

               (b) During the period of Executive's employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder, including activities and services related to the organization, operation and management of the Holding Company and its direct or indirect subsidiaries ("Subsidiaries") and participation in community, professional and civic organizations; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Holding Company or its Subsidiaries, or materially affect the performance of Executive's duties pursuant to this Agreement.

               (c) Notwithstanding anything in this Agreement to the contrary, Executive's employment with the Holding Company may be terminated by the Holding Company or Executive during the term of this Agreement, subject to the terms and conditions of this Agreement. However, Executive shall not perform, in any respect, directly or indirectly, during the pendency of his temporary or permanent suspension or termination from the Institution, duties and responsibilities formerly performed at the Institution as part of his duties and responsibilities as Treasurer, Secretary and Chief Financial Officer of the Holding Company.

3.       COMPENSATION AND REIMBURSEMENT.

               (a) The compensation specified under this Agreement shall constitute consideration paid by the Holding Company in exchange for the duties described in Section 1 of this Agreement. The Holding Company shall pay Executive, as compensation, a salary of not less than $104,799 ("Base Salary"). Base Salary shall include any amounts of compensation deferred by Executive under any tax-qualified retirement or welfare benefit plan or any other deferred compensation arrangement maintained by the Holding Company or its Subsidiaries. Base Salary shall be payable in accordance with the Holding Company's payroll practices. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by the Board or by a Committee of the Board delegated such responsibility by the Board. The Committee or the Board may increase Executive's Base Salary at anytime. Any increase in Base Salary shall become the "Base Salary" for purposes of this Agreement. In addition to the Base Salary provided in this Section 3(a), the Holding Company shall also provide Executive, at no premium cost to Executive, with all such other benefits as provided uniformly to permanent full-time employees of the Holding Company and its Subsidiaries. In addition, Executive shall be entitled to incentive compensation and bonuses as provided for under any plan or arrangement of the Holding Company or its Subsidiaries in which Executive is eligible to participate.

               (b) Executive shall be entitled to participate in any employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, or in which he begins to participate in the future, and the Holding Company and its Subsidiaries will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would materially adversely affect Executive's rights or benefits thereunder, except to the extent that such changes are made applicable to all Holding Company and Institution employees eligible to participate in such plans, arrangements and perquisites on a non-discriminatory basis. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive shall be entitled to participate in or receive benefits under all plans relating to stock options, restricted stock awards, stock purchases, pension, thrift, supplemental retirement, profit-sharing, employee stock ownership, group life insurance, medical and other health and welfare coverage, education, cash or stock bonuses that are now or hereafter made available by the Holding Company or its Subsidiaries to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive shall be entitled to incentive compensation and bonuses as provided in any plan of the Holding Company and its Subsidiaries in which Executive is eligible to participate. Nothing paid to Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

               (c) The Holding Company shall pay or reimburse Executive for all reasonable expenses incurred in the performance of Executive's obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

               (a) Upon the occurrence of an Event of Termination (as defined below) during Executive's term of employment under this Agreement, the provisions of this Section 4 shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Holding Company of Executive's full-time employment hereunder for any reason other than termination governed by Section 5(a) of this Agreement, or for Termination for Cause, as defined in Section 7 of this Agreement; or Retirement (as defined in paragraph (e) of this Section 4); (ii) Executive's resignation from the Holding Company's employ, upon, any (A) failure to elect or reelect or to appoint or reappoint Executive as Treasurer, Secretary and Chief Financial Officer, unless Executive so consents, (B) a material change in Executive's function, duties, or responsibilities with the Holding Company or its Subsidiaries, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Section 1, above, unless Executive so consents, (C) a relocation of Executive's principal place of employment by more than 25 miles from its location at the effective date of this Agreement, unless Executive so consents, (D) a material reduction in the benefits and perquisites to the Executive from those being provided as of the effective date of this Agreement, unless Executive so consents, (E) a liquidation or dissolution of the Holding Company or the Institution, or (F) breach of this Agreement by the Holding Company. Upon the occurrence of any event described in clauses (A), (B), (C),
(D), (E) or (F), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within six full calendar months after the event giving rise to said right to elect.

               (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 8 of this Agreement, the Holding Company shall be obligated to pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, the amount of the remaining payments and benefits Executive would have earned if he had continued his employment with the Holding Company during the remaining unexpired term of this

Agreement, based on Executive's Base Salary and benefits provided at the Date of Termination, as set forth in Sections 3(a) and (b) of this Agreement, and the amount still due Executive under any paragraphs of Section 3 of this Agreement for services rendered through the Date of Termination. At the election of the Executive, which election is to be made prior to an Event of Termination, such payments shall be made in a lump sum. In the event that no election is made, payment to the Executive will be made on a monthly basis in approximately equal installments during the remaining term of the Agreement. Such payments shall not be reduced in the event the Executive obtains other employment following termination of employment.

               (c) Upon the occurrence of an Event of Termination, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan maintained by the Holding Company or its Subsidiaries to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (d) To the extent that the Holding Company or its Subsidiaries continue to offer any life, medical, health, disability or dental insurance plan or arrangement in which Executive participates in on the last day of his employment (each being a "Welfare Plan"), after an Event of Termination (as herein defined), Executive and his dependents shall continue participating in such Welfare Plans, subject to the same premium contributions on the part of Executive as were required immediately prior to the Event of Termination until the earlier of (i) his death (ii) his employment by another employer other than one of which he is the majority owner or (iii) the end of the remaining term of this Agreement. If the Holding Company or its Subsidiaries do not offer the Welfare Plans after the Event of Termination, then the Holding Company shall provide Executive with a payment equal to the actuarial value of the provision of such benefit for the period which runs until the earlier of (i) his death;
(ii) his employment by another employer other than one of which he is the majority owner; or (iii) the end of the remaining term of this Agreement.

               (e) Termination of Executive based on "Retirement" shall mean termination in accordance with the Holding Company's or the Institution's retirement policy or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Holding Company or its Subsidiaries and other plans to which Executive is a party or a participant in accordance with the terms of the plan or arrangement.

5.       CHANGE IN CONTROL.

               (a) For purposes of this Agreement, a "Change in Control" of the Holding Company or the Institution shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Institution or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations
promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Institution or the Holding Company representing 20% or more of the Institution's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Institution purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Institution or the Holding Company or similar transaction occurs or is effectuated in which the Institution or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or
consolidation   of  the  Holding  Company  or  Institution   with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Institution or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Institution or Holding Company then outstanding.

               (b) If any of the events described in Section 5(a) of this Agreement constituting a Change in Control have occurred, or the Board has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d), (e), (f) and (g) of this Section 5 upon his termination of employment on or after the date the Change in Control occurs due to (i) Executive's dismissal at any time during the term of this Agreement, (ii) Executive's voluntary resignation for any reason on or within a sixty (60) day period following the date a Change in Control has occurred or
(iii) Executive's resignation following any demotion, loss of title, office or significant authority or responsibility, reduction in the annual compensation or reduction in benefits or relocation of his principal place of employment by more than 25 miles from its location immediately prior to the change in control, unless such termination is because of his death or Termination for Cause (as defined herein), at any time during the term of this Agreement.

               (c) Upon Executive's entitlement to benefits pursuant to Section 5(b) of this Agreement, the Holding Company shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to three (3) times Executive's average annual compensation for the most recently completed five (5) calendar years. In determining Executive's average annual compensation, annual compensation shall include Base Salary and any other taxable income, including but not limited to amounts related to the granting, vesting or exercise of restricted stock or stock option awards, commissions, bonuses, severance payments, retirement benefits, director or committee fees and fringe benefits paid or to be paid to Executive or paid for Executive's benefit during any such year, as well as pension, profit sharing plan, employee stock ownership and other retirement contributions or benefits (whether or not taxable) made or accrued on behalf of Executive for such year. At the election of Executive, which election is to be made prior to a Change in Control, such payment shall be made in a lump sum (without discount for early payment) on or immediately following the Date of Termination (which may be the date a Change in Control occurs) or paid in equal monthly installments during the thirty-six (36) months following Executive's termination. In the event that no election is made, payment to Executive will be made on a monthly basis during the remaining thirty-six (36) month term of the Agreement. Such payments shall not be reduced in the event Executive obtains other employment following termination of employment.

               (d) Upon the occurrence of a Change in Control followed by Executive's termination of employment, Executive will be entitled to receive benefits due him under or contributed by the Holding Company or its Subsidiaries on his behalf pursuant to any retirement, incentive, profit sharing, employee stock ownership, bonus, performance, disability or other employee benefit plan or other arrangement maintained by the Institution or the Holding Company on Executive's behalf to the extent such benefits are not otherwise paid to Executive under a separate provision of this Agreement.

               (e) Upon the occurrence of a Change in Control and Executive's termination of employment in connection therewith, the Holding Company will cause to be continued life, medical and disability coverage substantially identical to the coverage maintained by the Holding Company or its Subsidiaries for Executive and any of his dependents covered under such plans prior to the Change in Control. Such coverage and payments shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination. In the event Executive's participation in any such plan or program is barred, the Holding Company shall arrange to provide Executive and his dependents with benefits substantially similar to those Executive and his dependents would otherwise have been entitled to receive under such plans and programs from which their continued participation is barred or provide their economic equivalent.

6.       CHANGE OF CONTROL RELATED PROVISIONS.

               Notwithstanding Section 5 of this Agreement, for any taxable year in which the Executive shall be liable, as determined for the payment of an excise tax under Section 4999 of the Code (or any successor provision thereto), with respect to any payment in the nature of the compensation made by the Holding Company or its Subsidiaries (or for the benefit of) Executive pursuant to this Agreement or otherwise, the Holding Company shall pay to the Executive an amount determined under the following formula:

               An amount equal to:  (E x P) + X

WHERE:

               X  =                    E x P
                             ----------------------
                             1 - [(FI x (1 - SLI)) + SLI + E + M + PO]


               E             =   the rate at which the excise tax is  assessed
                                 under Section 4999 of the Code;

               P             =   the amount with  respect to which such excise
                                 tax is assessed, determined without regard to this Section 6;

               FI            =   the highest  marginal rate of federal income,
                                 employment,  and other taxes  (other than taxes
                                 imposed   under   Section  4999  of  the  Code)
                                 applicable to Executive for the taxable year in
                                 question  (including any effective  increase in
                                 Executive's   tax  rate   attributable  to  the
                                 disallowance of any deduction); and

               SLI           =   the  sum of the  highest  marginal  rates  of
                                 income and payroll tax  applicable to Executive
                                 under  applicable  state and local laws for the
                                 taxable   year  in  question   (including   any
                                 effective  increase  in  Executive's  tax  rate
                                 attributable   to  the   disallowance   of  any
                                 deduction); and

               M             =   highest marginal rate of Medicare tax; and

               PO            =   adjustment  for  phase  out  of or  loss  of
                                 deduction, personal exemption or other similar items.

               (a) With respect to any payment in the nature of compensation that is made to (or for the benefit of) Executive under the terms of this
Section 6 or otherwise and on which an excise tax under Section 4999 of the Code may or will be assessed, the payment determined under Section 6 shall be made to Executive on the earliest of (i) the date the Holding Company is required to withhold such tax, (ii) the date the tax is required to be paid by Executive, or
(iii) at the time of the Change in Control. It is the intention of the parties that the Holding Company provide Executive with a full tax gross-up under the provisions of this Section 6, so that on a net after-tax basis, the result to Executive shall be the same as if the excise tax under Section 4999 (or any successor provisions) of the Code had not been imposed. The tax gross-up may be adjusted if alternative minimum tax rules are applicable to Executive.

               (b) Notwithstanding the foregoing, if it shall subsequently be determined in a final judicial determination or a final administrative settlement to which Executive is a party that the excess parachute payment as defined in Section 4999 of the Code, reduced as described above, is more than the amount determined as "P", above (such greater amount being hereafter referred to as the "Determinative Excess Parachute Payment"), then the Holding Company's independent accountants shall determine the amount (the "Adjustment Amount"), the Holding Company must pay to Executive, in order to put Executive (or the Holding Company, as the case may be) in the same position as Executive (or the Holding Company, as the case may be) would have been if the amount determined as "P" above had been equal to the Determinative Excess Parachute Payment. In determining the Adjustment Amount, the independent accountants shall take into account any and all taxes (including any penalties and interest) paid by or for Executive or refunded to Executive or for Executive's benefit. As soon as practicable after the Adjustment Amount has been so determined, the Holding Company shall pay the Adjustment Amount to Executive.

               (c) In each calendar year that Executive receives payments or benefits under this Agreement, Executive shall report on his state and federal income tax returns such information as is consistent with the determination made by the independent accountants of the Holding Company as described above. The Holding Company shall indemnify and hold Executive harmless from any and all losses, costs and expenses (including without limitation, reasonable attorney's fees, interest, fines and penalties) which Executive incurs as a result of so reporting such information. Executive shall promptly notify the Holding Company in writing whenever Executive receives notice of the Institution of a judicial or administrative proceeding, formal or informal, in which the federal tax treatment under Section 4999 of the Code of any amount paid or payable under this Agreement is being reviewed or is in dispute. The Holding Company shall assume control at its expense over all legal and accounting matters pertaining to such federal tax treatment (except to the extent necessary or appropriate for Executive to resolve any such proceeding with respect to any matter unrelated to amounts paid or payable pursuant to this contract) and Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall cooperate fully with the Holding Company in any such proceeding. Executive shall not enter into any compromise or settlement or otherwise prejudice any rights the Holding Company may have in connection therewith without prior consent to the Holding Company.

7.       TERMINATION FOR CAUSE.

         The term "Termination for Cause" shall mean termination because of Executive's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), final cease and desist order or material breach of any provision of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a Notice of Termination which shall include a copy of a resolution duly adopted by an affirmative vote of not less than a majority of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. During the period beginning on the date of the Notice of Termination for Cause pursuant to Section 8 of this Agreement through the Date of Termination, stock options granted to Executive under any stock option plan shall not be exercisable nor shall any unvested awards granted to Executive under any stock benefit plan of the Holding Company or its Subsidiaries vest. At the Date of Termination, such stock options and any such unvested stock awards shall become null and void and shall not be exercisable by or delivered to Executive at any time subsequent to such Termination for Cause.

8.       NOTICE.

               (a) Any purported termination by the Holding Company or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

               (b) "Date of Termination" shall mean the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

               (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Holding Company will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

9.       POST-TERMINATION OBLIGATIONS.

         All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with this Section 9 for one (1) full year after the earlier of the expiration of this Agreement or termination of Executive's employment with the Holding Company. Executive shall, upon reasonable notice, furnish such information and assistance to the Holding Company as may reasonably be required by the Holding Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party.

10.      NON-COMPETITION AND NON-DISCLOSURE.

               (a) Upon any termination of Executive's employment hereunder pursuant to Section 4 of this Agreement, Executive agrees not to compete with the Holding Company or its Subsidiaries for a period of one (1) year following such termination in any city, town or county in which the Executive's normal business office is located and the Holding Company or any of its Subsidiaries has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Holding Company or its Subsidiaries. The parties hereto, recognizing that irreparable injury will result to the Holding Company or its Subsidiaries, its business and property in the event of Executive's breach of this subsection 10(a) agree that in the event of any such breach by Executive, the Holding Company or its Subsidiaries, will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employees and all persons acting for or under the direction of Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 7 of this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Holding Company or its Subsidiaries, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Holding Company or its Subsidiaries from pursuing any other remedies available to the Holding Company or its Subsidiaries for such breach or threatened breach, including the recovery of damages from Executive.

               (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Holding Company and its Subsidiaries as it may exist from time to time, is a valuable, special and unique asset of the business of the Holding Company and its Subsidiaries. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Holding Company and its Subsidiaries thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever unless expressly authorized by the Board of Directors or required by law. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Holding Company. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Holding Company will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Holding Company or its Subsidiaries or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Holding Company from pursuing any other remedies available to the Holding Company for such breach or threatened breach, including the recovery of damages from Executive.

11.      SOURCE OF PAYMENTS.

               (a) All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Holding Company subject to
Section 11(b) of this Agreement.

               (b) Notwithstanding any provision herein to the contrary, to the extent that payments and benefits, as provided by this Agreement, are paid to or received by Executive under an employment agreement in effect between Executive and the Institution, such compensation payments and benefits paid by the Institution will be subtracted from any amount due simultaneously to Executive under similar provisions of this Agreement. Payments pursuant to this Agreement and the Institution Agreement shall be allocated in proportion to the level of activity and the time expended on such activities by the Executive as determined by the Holding Company and the Institution on a quarterly basis.

12.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

         This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Holding Company or any predecessor of the Holding Company and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

13.      NO ATTACHMENT.

               (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

               (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Holding Company and their respective successors and assigns.

14.      MODIFICATION AND WAIVER.

               (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

               (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

15.      SEVERABILITY.

               If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

16.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

17.      GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

18.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the Executive within fifty (50) miles from the location of the Institution, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

         In the event any dispute or controversy arising under or in connection with Executive's termination is resolved in favor of Executive, whether by judgment, arbitration or settlement, Executive shall be entitled to the payment of all back-pay, including salary, bonuses and any other cash compensation, fringe benefits and any compensation and benefits due Executive under this Agreement.

19.      PAYMENT OF LEGAL FEES.

         All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Holding Company, if Executive is successful pursuant to a legal judgment, arbitration or settlement.

20.      INDEMNIFICATION.

               (a) The Holding Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense and shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under Delaware law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his having been a director or officer of the Holding Company (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements.

               (b) Any payments made to Executive pursuant to this Section are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359 and any rules or regulations promulgated thereunder.

21.      SUCCESSOR TO THE HOLDING COMPANY.

         The Holding Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Institution or the Holding Company, expressly and unconditionally to assume and agree to perform the Holding Company's obligations under this Agreement, in the same manner and to the same extent that the Holding Company would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES


         IN WITNESS  WHEREOF,  FirstSpartan  Financial  Corp.  has  caused  this
Agreement to be executed and its seal to be affixed hereunto by its duly authorized officer and its directors, and Executive has signed this Agreement, on the 20th day of March, 2000.

ATTEST:                                  FIRSTSPARTAN FINANCIAL CORP.



/s/ Robert R. Odom                       By: /s/ Billy L. Painter
--------------------                         --------------------
ROBERT R. ODOM                                BILLY L. PAINTER
                                              For the Entire Board of Directors




                      [SEAL]


WITNESS:                                 EXECUTIVE



/s/ Kelley Theus                         By: /s/ R. Lamar Simpson
-----------------------------                --------------------
KELLEY THEUS                                 R. LAMAR SIMPSON
                                             Treasurer, Secretary and Chief
                                             Financial Officer